Exhibit 99.1

PRESS RELEASE Mellanox Technologies, Ltd. Investor Contact Jeffrey Schreiner +1-408-916-0012 jschreiner@mellanox.com

Media Contact

Joele Frank, Wilkinson Brimmer Katcher
Eric Brielmann, Jed Repko, Jeff Kauth
+1-415-869-3950 / +1-212-355-4449

Israel PR Contact

Jonathan Wolf
Galai Communications Public Relations
+972 3-613-52-84 yoni@galaipr.com

Israel IR Contact

Emanuel Kahana
Gelbart Kahana Investor Relations
+972 3-607-47-17 mano@gk-biz.com

Mellanox Confirms Receipt of Director Nominations from Starboard Value

SUNNYVALE, CA. and YOKNEAM, ISRAEL – Jan. 17, 2018 – Mellanox Technologies, Ltd. (NASDAQ: MLNX), a leading supplier of high-performance, end-to-end smart interconnect solutions for data center servers and storage systems, today confirmed that affiliates of Starboard Value have nominated nine director candidates to stand for election to the Board of Directors at Mellanox’s 2018 Annual General Meeting of Shareholders. The Company issued the following statement:

We maintain an open dialogue with our shareholders and welcome constructive input toward our shared goal of enhancing shareholder value. Members of our Board of Directors and senior management team have held numerous discussions and meetings with Starboard during the past several months, including an in-person meeting at our facilities in Israel just Monday of this week. Despite our ongoing discussions and open engagement, however, Starboard made no attempt to discuss their nominees with us before publicly nominating director candidates, which we were first made aware of through the media today.

The Mellanox Board is comprised of nine highly qualified and experienced directors, all of whom are committed to creating value for Mellanox shareholders. The Board believes that it brings a diverse range of valuable and relevant skills, expertise and perspectives to drive performance and provide effective oversight. Further, Mellanox is strongly committed to best-in-class corporate governance and is recognized by ISS governance analysis as possessing the best governance profile, including the highest board structure score, amongst its peers.

The Mellanox Board takes its fiduciary duties seriously, is strongly committed to enhancing shareholder value and will continue to act in the best interests of the Company and all shareholders. Under the direction of our Board and management team, and with the support of our 2,900 talented employees worldwide, Mellanox has become a leader in innovative end-to-end solutions for connecting servers and storage platforms, and we hold the #1 or #2 position in many of the key markets in which we operate. In addition to our track record of sustained market leadership, the Company’s success under our leadership is also demonstrated by our solid financial performance.

The Mellanox Board is confident in the Company’s strategy to accelerate growth, transform our business and enhance shareholder value. We look forward to further discussing our key focus areas on our fourth quarter and fiscal year 2017 financial results conference call to be held Thursday, January 18, 2018, at 2 p.m. Pacific Time.

The Mellanox Board and management team have and will continue to act in the best interests of the Company and all shareholders.

Safe Harbor Statement under the Private Securities Litigation Reform Act of 1995

All statements included or incorporated by reference in this release, other than statements or characterizations of historical fact, are forward-looking statements, including statements related to our business and strategy. These forward-looking statements are based on our current expectations, estimates and projections about our industry and business, management’s beliefs and certain assumptions made by us, all of which are subject to change.

Forward-looking statements can often be identified by words such as “projects,” “anticipates,” “expects,” “intends,” “plans,” “predicts,” “believes,” “seeks,” “estimates,” “may,” “will,” “should,” “would,” “could,” “potential,” “continue,” “ongoing,” similar expressions and variations or negatives of these words. These forward-looking statements are not guarantees of future results and are subject to risks, uncertainties and assumptions that could cause our actual results to differ materially and adversely from those expressed in any forward-looking statement. The risks and uncertainties that could cause our results to differ materially from those expressed or implied by such forward-looking statements include those set forth in our quarterly report on Form 10-Q filed with the SEC on November 3, 2017. All forward-looking statements in this press release are based on information available to us as of the date hereof, and we assume no obligation to update these forward-looking statements.

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About Mellanox

Mellanox Technologies (NASDAQ: MLNX) is a leading supplier of end-to-end InfiniBand and Ethernet smart interconnect solutions and services for servers and storage. Mellanox interconnect solutions increase data center efficiency by providing the highest throughput and lowest latency, delivering data faster to applications and unlocking system performance capability. Mellanox offers a choice of fast interconnect products: adapters, switches, software and silicon that accelerate application runtime and maximize business results for a wide range of markets including high performance computing, enterprise data centers, Web 2.0, cloud, storage and financial services. More information is available at: www.mellanox.com.

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Note: Mellanox is a trademark of Mellanox Technologies, Ltd.